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                                                                     EXHIBIT 23b


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (File No. 33-49851) and Form S-3 (File No. 333-78927) of Verizon New Jersey Inc. of our report dated February 14, 2000 relating to the 1999 and 1998 financial statements and 1999 and 1998 financial statement schedule, which appears in this Form 10-K.



/s/ PricewaterhouseCoopers LLP

New York, New York
March 27, 2001